Exhibit 99.10

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  August, 2000
           Series 2000-05, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of April 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %               7.685074
                                                         --------------------
     Weighted average maturity                                        169.95
                                                         --------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                             Principal
        Principal Per     Prepayments Per   Interest Per
  Class  Certificate        Certificate      Certificate     Payout Rate
  -----  -----------        -----------      -----------     -----------
     PO $  8.91112951     $   5.21995783  $     0.00000000   %0.00000000
     A  $  4.18443617     $   0.95547853  $     5.92839295   %7.25000001
     S  $  0.00000000     $   0.00000000  $     0.33614470   %0.40877914
     M  $  3.25911644     $   0.00000000  $     5.98376027   %7.25000141
     B1 $  3.25912162     $   0.00000000  $     5.98376126   %7.25000267
     B2 $  3.25910761     $   0.00000000  $     5.98375328   %7.24999293
     B3 $  3.25912360     $   0.00000000  $     5.98375281   %7.24999235
     B4 $  3.25909449     $   0.00000000  $     5.98374016   %7.24997693
     B5 $  3.25908801     $   0.00000000  $     5.98376103   %7.25000222
     R  $  0.00000000     $   0.00000000  $     0.00000000   %0.00000000

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
      1.
                         Accrual Amount
    Class
     N/A               $    N/A

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       27,619.20
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:          $  124,066,894.55
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:                 436
                                                                    ------------
        3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance        Balance         Cusip
-----         -------           -----------------        -------         -----
PO   $            1,820,723.08  $    1,803,919.20  $           956.62  GEC0005PO
A    $          119,639,057.98  $  119,128,870.60  $           977.07  36157NFW9
S    $           85,049,113.78  $   84,758,675.20  $           983.41  GEC00005S
M    $            1,446,006.34  $    1,441,248.03  $           987.16  36157NFY5
B1   $              439,744.39  $      438,297.35  $           987.16  36157NFZ2
B2   $              377,348.23  $      376,106.51  $           987.16  36157NGA6
B3   $              440,734.81  $      439,284.50  $           987.16  36158GHY7
B4   $              251,565.49  $      250,737.67  $           987.16  36158GHZ4
B5   $              189,052.08  $      188,429.97  $           987.16  36158GJA7
R    $                    0.00  $            0.00  $             0.00  36157NFX7

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number            3        Principal Balance     $      828,134.56
                               --------                             ------------
        2.   60-89 days
             Number            0        Principal Balance     $            0.00
                               --------                             ------------
        3.   90 days or more
             Number            0        Principal Balance     $            0.00
                               --------                            ------------
        4.   In Foreclosure
             Number            0        Principal Balance     $            0.00
                               --------                             ------------
        5.   Real Estate Owned
             Number            0        Principal Balance     $            0.00
                               --------                             ------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $           0.00
                                                                   ------------

E.      Other Information:

        1.    Special Hazard Loss Amount:                     $    2,990,940.00
                                                                 ---------------

        2.    Bankruptcy Loss Amount:                         $      100,000.00
                                                                 ---------------

        3.    Fraud Loss Amount:                              $    1,269,857.00
                                                                 ---------------

        4.    Certificate Interest Rate of the Class S Certificate:%0.00000000
                                                                    -----------